Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Fourth Quarter 2020
February 3, 2021
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2020

Appendix
A.	Components of Core Operating Earnings As Reported	31
B.	Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2020	32
C.	Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2019	33
D.	Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2020	34
E.	Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2019	35
F.	Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2020	36
G.	Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2019	37
H.	Real Estate-Related Investments 12/31/2020	38
I.	Real Estate-Related Investments 12/31/2019	39

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months End
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Highlights
Net earnings (loss)	$692	$164	$177	$(301)	$211	$732	$897
Core net operating earnings	269	217	95	171	203	752	784
Core net operating earnings before alternative investments marked to market	196	163	139	178	173	676	647
Total assets	73,566	73,110	70,867	67,643	70,130	73,566	70,130
Adjusted shareholders’ equity (a)	5,493	5,087	5,049	4,987	5,390	5,493	5,390
Property and Casualty net written premiums	1,216	1,488	1,123	1,165	1,313	4,992	5,342
Gross Annuity statutory premiums	1,319	871	687	1,210	1,139	4,087	4,960
Net Annuity statutory premiums	1,073	703	609	1,210	1,139	3,595	4,960

Per share data
Diluted earnings (loss) per share	$7.93	$1.86	$1.97	$(3.34)	$2.31	$8.20	$9.85
Core net operating earnings per share	3.09	2.45	1.05	1.88	2.22	8.44	8.62
Core net operating earnings per share before alternative investments marked to market	2.25	1.84	1.53	1.96	1.90	7.58	7.11
Adjusted book value per share (a)	63.61	58.29	56.95	55.52	59.70	63.61	59.70
Cash dividends per common share	2.5000	0.4500	0.4500	0.4500	2.2500	3.8500	4.9500

Financial ratios
Annualized return on equity (b)	52.1%	12.9%	14.1%	(23.1%)	15.6%	14.0%	17.1%
Annualized core operating return on equity (b)	20.3%	17.1%	7.5%	13.2%	15.0%	14.4%	14.9%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	58.6%	63.8%	62.6%	58.5%	63.2%	60.9%	61.5%
Underwriting expense ratio	27.6%	28.3%	32.6%	33.7%	30.3%	30.4%	32.2%

Combined ratio - Specialty	86.2%	92.1%	95.2%	92.2%	93.5%	91.3%	93.7%

Net interest spread on fixed annuities - before alternative investments marked to market	1.59%	1.51%	1.60%	1.59%	1.71%	1.57%	1.69%
Alternative investments marked to market	0.69%	0.45%	(0.36%)	(0.06%)	0.23%	0.17%	0.29%

Net interest spread on fixed annuities - including alternative investments marked to market	2.28%	1.96%	1.24%	1.53%	1.94%	1.74%	1.98%

Net spread earned on fixed annuities:
Core operating - before alternative investments marked to market	0.83%	0.80%	0.80%	0.81%	0.87%	0.81%	0.82%
Alternative investments marked to market, net of DAC	0.59%	0.39%	(0.41%)	(0.12%)	0.20%	0.10%	0.26%

Core operating	1.42%	1.19%	0.39%	0.69%	1.07%	0.91%	1.08%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 20.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Property and Casualty Insurance
Underwriting profit	$163	$103	$52	$88	$88	$406	$306
Net investment income	122	111	72	99	120	404	472
Other expense	(11)	(9)	(8)	(6)	(9)	(34)	(25)

Property and Casualty Insurance operating earnings	274	205	116	181	199	776	753

Annuity operating earnings	129	121	42	67	104	359	398
Interest expense of parent holding companies	(24)	(24)	(23)	(17)	(18)	(88)	(68)
Other expense	(33)	(28)	(20)	(20)	(32)	(101)	(106)

Pretax core operating earnings	346	274	115	211	253	946	977

Income tax expense	77	57	20	40	50	194	193

Core net operating earnings	269	217	95	171	203	752	784

Non-core items, net of tax:
Realized gains (losses) on securities	468	35	161	(435)	51	229	227
Annuity non-core earnings (losses)	(38)	(34)	(47)	(30)	19	(149)	(29)
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(37)	—	—	—	(37)	(14)
Former Railroad and Manufacturing operations	—	(17)	—	—	—	(17)	(9)
Neon exited lines	(3)	3	(32)	(7)	(58)	(39)	(58)
Other non-core items	(4)	(3)	—	—	(4)	(7)	(4)

Net earnings (loss)	$692	$164	$177	$(301)	$211	$732	$897

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Core net operating earnings	$269	$217	$95	$171	$203	$752	$784

Net earnings (loss)	$692	$164	$177	$(301)	$211	$732	$897

Average number of diluted shares - core	87.156	88.546	89.997	91.138	91.274	89.202	91.024
Average number of diluted shares - net	87.156	88.546	89.997	90.295	91.274	89.202	91.024

Diluted earnings per share:
Core net operating earnings per share	$3.09	$2.45	$1.05	$1.88	$2.22	$8.44	$8.62

Realized gains (losses) on securities	5.36	0.40	1.80	(4.81)	0.56	2.56	2.47
Annuity non-core earnings (losses)	(0.44)	(0.38)	(0.52)	(0.34)	0.21	(1.67)	(0.31)
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(0.42)	—	—	—	(0.42)	(0.15)
Former Railroad and Manufacturing operations	—	(0.19)	—	—	—	(0.19)	(0.10)
Neon exited lines	(0.04)	0.03	(0.36)	(0.07)	(0.64)	(0.45)	(0.64)
Other non-core items	(0.04)	(0.03)	—	—	(0.04)	(0.07)	(0.04)

Diluted earnings (loss) per share	$7.93	$1.86	$1.97	$(3.34)	$2.31	$8.20	$9.85

American Financial Group, Inc. Property and Casualty Insurance — Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Property and Transportation	$74	$47	$33	$27	$(2)	$181	$79
Specialty Casualty	91	53	27	52	69	223	175
Specialty Financial	20	13	—	17	32	50	92
Other Specialty	(6)	(9)	(6)	(7)	(10)	(28)	(21)

Underwriting profit — Specialty	179	104	54	89	89	426	325

Other core charges, included in loss and LAE	(16)	(1)	(2)	(1)	(1)	(20)	(19)

Underwriting profit — Core	163	103	52	88	88	406	306

Special A&E charges, included in loss and LAE	—	(47)	—	—	—	(47)	(18)
Neon exited lines (a)	(53)	(38)	(43)	(1)	(76)	(135)	(76)

Underwriting profit (loss) — Property and Casualty Insurance	$110	$18	$9	$87	$12	$224	$212

Included in results above:
COVID-19 related losses	$—	$—	$105	$10	$—	$115	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(3)	$5	$—	$—	$1	$2	$1
Catastrophe loss	41	52	26	9	14	128	60

Total current accident year catastrophe losses	$38	$57	$26	$9	$15	$130	$61

Prior year loss reserve development (favorable) / adverse	$(8)	$—	$(77)	$(42)	$(45)	$(127)	$(143)

Combined ratio:
Property and Transportation	85.8%	91.9%	91.7%	92.9%	100.4%	90.4%	95.7%
Specialty Casualty	84.0%	90.7%	94.9%	90.7%	89.7%	90.0%	93.3%
Specialty Financial	86.8%	91.6%	100.4%	89.1%	79.6%	91.8%	85.0%
Other Specialty	116.9%	115.6%	114.2%	117.7%	122.5%	116.1%	113.3%
Combined ratio — Specialty	86.2%	92.1%	95.2%	92.2%	93.5%	91.3%	93.7%

Other core charges	1.2%	0.1%	0.2%	0.1%	0.1%	0.5%	0.4%
Neon exited lines charge	4.2%	3.1%	3.8%	0.5%	5.5%	2.7%	1.4%
Special A&E charges	0.0%	3.5%	0.0%	0.0%	0.0%	1.0%	0.3%

Combined ratio	91.6%	98.8%	99.2%	92.8%	99.1%	95.5%	95.8%

P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	89.1%	95.0%	94.8%	94.6%	101.4%	93.3%	97.4%

Loss and LAE components — property and casualty insurance
Current accident year, excluding COVID-19 related and catastrophe losses	60.1%	66.0%	60.7%	60.3%	68.9%	61.9%	64.6%
COVID-19 related losses	0.0%	0.0%	8.8%	0.8%	0.0%	2.2%	0.0%
Current accident year catastrophe losses	3.1%	3.8%	2.1%	0.8%	1.0%	2.5%	1.2%
Prior accident year loss reserve development	(0.6%)	0.0%	(6.5%)	(3.4%)	(3.3%)	(2.5%)	(2.8%)

Loss and LAE ratio	62.6%	69.8%	65.1%	58.5%	66.6%	64.1%	63.0%

(a)

In the fourth quarter of 2020, AFG recorded $55 million in non-core losses from Neon’s operations and a $1 million reduction in the estimated tax benefit related to the sale of Neon, partially offset by a $53 million favorable adjustment to the estimated loss on sale recorded in Q3.

American Financial Group, Inc. Specialty — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Gross written premiums	$1,707	$2,223	$1,539	$1,526	$1,749	$6,995	$7,299
Ceded reinsurance premiums	(491)	(735)	(416)	(361)	(436)	(2,003)	(1,957)

Net written premiums	1,216	1,488	1,123	1,165	1,313	4,992	5,342
Change in unearned premiums	83	(149)	—	(27)	57	(93)	(157)

Net earned premiums	1,299	1,339	1,123	1,138	1,370	4,899	5,185

Loss and LAE	762	855	703	666	865	2,986	3,188
Underwriting expense	358	380	366	383	416	1,487	1,672

Underwriting profit	$179	$104	$54	$89	$89	$426	$325

Included in results above:
COVID-19 related losses	$—	$—	$85	$10	$—	$95	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(3)	$5	$—	$—	$1	$2	$1
Catastrophe loss	20	36	26	9	14	91	60

Total current accident year catastrophe losses	$17	$41	$26	$9	$15	$93	$61

Prior year loss reserve development (favorable) / adverse	$(32)	$(48)	$(85)	$(48)	$(53)	$(213)	$(187)

Combined ratio:
Loss and LAE ratio	58.6%	63.8%	62.6%	58.5%	63.2%	60.9%	61.5%
Underwriting expense ratio	27.6%	28.3%	32.6%	33.7%	30.3%	30.4%	32.2%

Combined ratio	86.2%	92.1%	95.2%	92.2%	93.5%	91.3%	93.7%

Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	87.1%	93.1%	92.9%	94.7%	96.3%	91.9%	96.2%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	59.5%	64.8%	60.3%	61.0%	66.0%	61.5%	64.0%
COVID-19 related losses	0.0%	0.0%	7.6%	0.9%	0.0%	1.9%	0.0%
Current accident year catastrophe losses	1.5%	2.7%	2.3%	0.8%	1.0%	1.9%	1.2%
Prior accident year loss reserve development	(2.4%)	(3.7%)	(7.6%)	(4.2%)	(3.8%)	(4.4%)	(3.7%)

Loss and LAE ratio	58.6%	63.8%	62.6%	58.5%	63.2%	60.9%	61.5%

American Financial Group, Inc. Property and Transportation — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Gross written premiums	$647	$1,061	$611	$494	$628	$2,813	$2,759
Ceded reinsurance premiums	(207)	(426)	(185)	(108)	(179)	(926)	(883)

Net written premiums	440	635	426	386	449	1,887	1,876
Change in unearned premiums	81	(61)	(36)	—	56	(16)	(48)

Net earned premiums	521	574	390	386	505	1,871	1,828

Loss and LAE	329	403	239	237	392	1,208	1,297
Underwriting expense	118	124	118	122	115	482	452

Underwriting profit	$74	$47	$33	$27	$(2)	$181	$79

Included in results above:
COVID-19 related losses	$—	$1	$3	$3	$—	$7	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	6	18	15	8	7	47	32

Total current accident year catastrophe losses	$6	$18	$15	$8	$7	$47	$32

Prior year loss reserve development (favorable) / adverse	$(29)	$(26)	$(28)	$(24)	$(18)	$(107)	$(67)

Combined ratio:
Loss and LAE ratio	63.3%	70.1%	61.3%	61.4%	77.8%	64.6%	71.0%
Underwriting expense ratio	22.5%	21.8%	30.4%	31.5%	22.6%	25.8%	24.7%

Combined ratio	85.8%	91.9%	91.7%	92.9%	100.4%	90.4%	95.7%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	90.0%	93.2%	94.3%	96.2%	102.5%	93.2%	97.5%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	67.5%	71.4%	63.9%	64.7%	79.9%	67.4%	72.8%
COVID-19 related losses	0.2%	0.1%	0.8%	0.6%	0.0%	0.4%	0.0%
Current accident year catastrophe losses	1.2%	3.1%	3.8%	2.2%	1.4%	2.5%	1.8%
Prior accident year loss reserve development	(5.6%)	(4.5%)	(7.2%)	(6.1%)	(3.5%)	(5.7%)	(3.6%)

Loss and LAE ratio	63.3%	70.1%	61.3%	61.4%	77.8%	64.6%	71.0%

American Financial Group, Inc. Specialty Casualty — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Gross written premiums	$865	$978	$752	$849	$929	$3,444	$3,768
Ceded reinsurance premiums	(300)	(336)	(241)	(263)	(260)	(1,140)	(1,067)

Net written premiums	565	642	511	586	669	2,304	2,701
Change in unearned premiums	7	(82)	36	(30)	7	(69)	(104)

Net earned premiums	572	560	547	556	676	2,235	2,597

Loss and LAE	337	352	367	340	402	1,396	1,586
Underwriting expense	144	155	153	164	205	616	836

Underwriting profit	$91	$53	$27	$52	$69	$223	$175

Included in results above:
COVID-19 related losses	2	(1)	$52	$7	$—	$60	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(3)	$5	$—	$—	$1	$2	$1
Catastrophe loss	5	3	6	—	5	14	17

Total current accident year catastrophe losses	$2	$8	$6	$—	$6	$16	$18

Prior year loss reserve development (favorable) / adverse	$(6)	$(16)	$(51)	$(24)	$(25)	$(97)	$(88)

Combined ratio:
Loss and LAE ratio	59.0%	62.9%	67.1%	61.1%	59.4%	62.5%	61.1%
Underwriting expense ratio	25.0%	27.8%	27.8%	29.6%	30.3%	27.5%	32.2%

Combined ratio	84.0%	90.7%	94.9%	90.7%	89.7%	90.0%	93.3%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	84.0%	92.9%	93.8%	93.6%	92.7%	91.0%	96.0%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	59.0%	65.1%	66.0%	64.0%	62.4%	63.5%	63.8%
COVID-19 related losses	0.3%	(0.1%)	9.5%	1.3%	0.0%	2.7%	0.0%
Current accident year catastrophe losses	0.8%	0.8%	0.9%	0.0%	0.8%	0.6%	0.7%
Prior accident year loss reserve development	(1.1%)	(2.9%)	(9.3%)	(4.2%)	(3.8%)	(4.3%)	(3.4%)

Loss and LAE ratio	59.0%	62.9%	67.1%	61.1%	59.4%	62.5%	61.1%

American Financial Group, Inc. Specialty Financial — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Gross written premiums	$195	$184	$176	$183	$192	$738	$772
Ceded reinsurance premiums	(32)	(31)	(37)	(34)	(36)	(134)	(155)

Net written premiums	163	153	139	149	156	604	617
Change in unearned premiums	(5)	2	5	7	(4)	9	(7)

Net earned premiums	158	155	144	156	152	613	610

Loss and LAE	56	62	65	59	40	242	192
Underwriting expense	82	80	79	80	80	321	326

Underwriting profit	$20	$13	$—	$17	$32	$50	$92

Included in results above:
COVID-19 related losses	$(3)	$(1)	$30	$—	$—	$26	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	7	13	5	1	2	26	10

Total current accident year catastrophe losses	$7	$13	$5	$1	$2	$26	$10

Prior year loss reserve development (favorable) / adverse	$(6)	$(9)	$(11)	$(2)	$(14)	$(28)	$(38)

Combined ratio:
Loss and LAE ratio	35.6%	39.9%	44.9%	38.0%	26.1%	39.5%	31.5%
Underwriting expense ratio	51.2%	51.7%	55.5%	51.1%	53.5%	52.3%	53.5%

Combined ratio	86.8%	91.6%	100.4%	89.1%	79.6%	91.8%	85.0%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	87.7%	89.5%	83.7%	89.5%	87.7%	87.7%	89.7%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	36.5%	37.8%	28.2%	38.4%	34.2%	35.4%	36.2%
COVID-19 related losses	(1.8%)	(0.8%)	21.1%	0.1%	0.0%	4.3%	0.0%
Current accident year catastrophe losses	4.5%	8.6%	3.6%	0.6%	1.1%	4.3%	1.6%
Prior accident year loss reserve development	(3.6%)	(5.7%)	(8.0%)	(1.1%)	(9.2%)	(4.5%)	(6.3%)

Loss and LAE ratio	35.6%	39.9%	44.9%	38.0%	26.1%	39.5%	31.5%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	48	58	47	44	39	197	148

Net written premiums	48	58	47	44	39	197	148
Change in unearned premiums	—	(8)	(5)	(4)	(2)	(17)	2

Net earned premiums	48	50	42	40	37	180	150

Loss and LAE	40	38	32	30	31	140	113
Underwriting expense	14	21	16	17	16	68	58

Underwriting profit (loss)	$(6)	$(9)	$(6)	$(7)	$(10)	$(28)	$(21)

Included in results above:
COVID-19 related losses	$1	$1	$—	$—	$—	$2	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	2	—	—	—	4	1

Total current accident year catastrophe losses	$2	$2	$—	$—	$—	$4	$1

Prior year loss reserve development (favorable) / adverse	$9	$3	$5	$2	$4	$19	$6

Combined ratio:
Loss and LAE ratio	80.2%	78.6%	76.9%	73.9%	83.5%	77.6%	75.4%
Underwriting expense ratio	36.7%	37.0%	37.3%	43.8%	39.0%	38.5%	37.9%

Combined ratio	116.9%	115.6%	114.2%	117.7%	122.5%	116.1%	113.3%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	92.5%	107.8%	100.3%	113.4%	113.4%	103.1%	108.9%

American Financial Group, Inc. Annuity Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Net investment income (a)	$368	$418	$421	$428	$435	$1,635	$1,682
Alternative investments marked to market through core operating earnings	61	46	(37)	(6)	23	64	110
Guaranteed withdrawal benefit fees	17	18	17	17	17	69	67
Policy charges and other miscellaneous income (b)	19	17	13	18	13	67	52

Total revenues	465	499	414	457	488	1,835	1,911

Annuity benefits (a) (b)	242	282	274	287	285	1,085	1,107
Acquisition expenses	68	64	62	71	65	265	256
Other expenses (a)	26	32	36	32	34	126	139

Total costs and expenses	336	378	372	390	384	1,476	1,502

Pretax Annuity core operating earnings	$129	$121	$42	$67	$104	$359	$409

Other amounts previously reported as core operating, net (c)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings - as reported	$129	$121	$42	$67	$104	$359	$398

Components of Pretax Annuity Core Operating Earnings

Pretax annuity core operating earnings before items below	$77	$81	$84	$79	$84	$321	$309
Other amounts previously reported as core operating, net (c)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax annuity core operating earnings before alternative investments marked to market	77	81	84	79	84	321	298

Alternative investments marked to market, net of DAC	52	40	(42)	(12)	20	38	100

Pretax Annuity core operating earnings - as reported	$129	$121	$42	$67	$104	$359	$398

(a)	The fourth quarter decreases in Net Investment Income, Annuity Benefits, and Other Expenses reflect the impact of the Annuity Segment’s October 2020 block reinsurance transaction.
(b)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(c)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

Page 12a

American Financial Group, Inc. Annuity Earnings - Alternative View ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Net investment income (excluding alternative investments marked to market) (a)	$366	$416	$418	$426	$433	$1,626	$1,673
Guaranteed withdrawal benefit fees	17	18	17	17	17	69	67
Policy charges and other miscellaneous income (b)	16	14	12	15	10	57	41

Total revenues	399	448	447	458	460	1,752	1,781

Annuity benefits (a) (b)	241	281	273	285	284	1,080	1,101
Acquisition expenses (excluding alternative investments marked to market)	58	57	57	61	61	233	240
Other expenses (a)	25	31	35	32	33	123	136

Total costs and expenses	324	369	365	378	378	1,436	1,477

Pretax Annuity core operating earnings (excluding variable annuity earnings and alternative investments marked to market)	75	79	82	80	82	316	304

Variable annuity earnings	2	2	2	(1)	2	5	5

Pretax Annuity core operating earnings (excluding alternative investments marked to market)	77	81	84	79	84	321	309

Alternative investments marked to market, net of DAC	52	40	(42)	(12)	20	38	100

Pretax annuity core operating earnings	129	121	42	67	104	359	409

Other amounts previously reported as core operating, net (c)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings - as reported	$129	$121	$42	$67	$104	$359	$398

(a)	The fourth quarter decreases in Net Investment Income, Annuity Benefits, and Other Expenses reflect the impact of the Annuity Segment’s October 2020 block reinsurance transaction.
(b)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(c)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

Page 12b

American Financial Group, Inc. Detail of Annuity Benefits Expense ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Detail of annuity benefits expense:
Cost of funds:
Amortization of options (a)	$116	$148	$148	$150	$150	$562	$586
Traditional fixed annuities	57	64	64	63	62	248	244
Fixed component of fixed-indexed annuities	21	26	26	25	25	98	94
Immediate annuities	6	5	6	6	6	23	24
Pension risk transfer (PRT)	6	5	4	4	3	19	7
Federal Home Loan Bank	2	1	3	5	6	11	27

Total cost of funds	208	249	251	253	252	961	982

Guaranteed withdrawal benefit reserve	28	26	17	25	24	96	84
Amortization of sales inducements	3	2	2	2	3	9	14
Change in expected death and annuitization reserve and other	3	5	4	7	6	19	27

Total other annuity benefits	34	33	23	34	33	124	125

Total annuity benefits expense	$242	$282	$274	$287	$285	$1,085	$1,107

(a) Amortization of options, net of DAC and reserve offsets:

Amortization of options	$116	$148	$148	$150	$150	$562	$586
DAC and reserve offsets	(58)	(76)	(77)	(77)	(77)	(288)	(297)

Amortization of options, net of DAC and reserve offsets	$58	$72	$71	$73	$73	$274	$289

American Financial Group, Inc. Core Net Spread on Fixed Annuities ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19

Average fixed annuity investments (at amortized cost) (a)	$35,538	$40,859	$40,570	$40,073	$39,316	$39,260	$38,216
Average annuity benefits accumulated	35,414	41,158	40,601	40,139	39,615	39,328	38,460

Annuity benefits accumulated in excess of investments (a)	$124	$(299)	$(31)	$(66)	$(299)	$(68)	$(244)

As % of average annuity benefits accumulated (except as noted)
Net investment income (excluding alternative investments marked to market) (as % of investments)	4.12%	4.07%	4.13%	4.25%	4.40%	4.14%	4.38%
Cost of funds	(2.35%)	(2.42%)	(2.47%)	(2.52%)	(2.54%)	(2.44%)	(2.55%)
Other annuity benefits, net of guaranteed withdrawal benefit fees	(0.18%)	(0.14%)	(0.06%)	(0.14%)	(0.15%)	(0.13%)	(0.14%)

Core net interest spread on fixed annuities	1.59%	1.51%	1.60%	1.59%	1.71%	1.57%	1.69%

Policy charges and other miscellaneous income	0.18%	0.14%	0.11%	0.15%	0.11%	0.14%	0.11%
Acquisition expenses (excluding alternative investments marked to market)	(0.66%)	(0.55%)	(0.56%)	(0.61%)	(0.62%)	(0.59%)	(0.63%)
Other expenses	(0.28%)	(0.30%)	(0.35%)	(0.32%)	(0.33%)	(0.31%)	(0.35%)

Core net spread earned on fixed annuities (excluding alternative investments marked to market)	0.83%	0.80%	0.80%	0.81%	0.87%	0.81%	0.82%

Alternative investments marked to market, net of DAC	0.59%	0.39%	(0.41%)	(0.12%)	0.20%	0.10%	0.26%

Core net spread earned on fixed annuities	1.42%	1.19%	0.39%	0.69%	1.07%	0.91%	1.08%

Net spread earned on items previously reported as core operating	n/a	n/a	n/a	n/a	n/a	n/a	(0.03%)

Core net spread earned on fixed annuities - as reported	1.42%	1.19%	0.39%	0.69%	1.07%	0.91%	1.05%

Average annuity benefits accumulated	$35,414	$41,158	$40,601	$40,139	$39,615	$39,328	$38,460
Net spread earned on fixed annuities (excluding alternative investments marked to market) - core	0.83%	0.80%	0.80%	0.81%	0.87%	0.81%	0.82%

Earnings on fixed annuity benefits accumulated - core	$74	$82	$82	$81	$85	$319	$314

Annuity benefits accumulated in excess of investments	$124	$(299)	$(31)	$(66)	$(299)	$(68)	$(244)
Net investment income (excluding alternative investments marked to market) (as % of investments)	4.12%	4.07%	4.13%	4.25%	4.40%	4.14%	4.38%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$1	$(3)	$—	$(1)	$(3)	$(3)	$(10)

Variable annuity earnings	2	2	2	(1)	2	5	5

Pretax Annuity core operating earnings (excluding alternative investments marked to market)	77	81	84	79	84	321	309

Alternative investments marked to market, net of DAC	52	40	(42)	(12)	20	38	100

Pretax Annuity core operating earnings	129	121	42	67	104	359	409

Other amounts previously reported as core operating, net	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings - as reported	$129	$121	$42	$67	$104	$359	$398

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Financial institutions single premium annuities - indexed	$358	$332	$258	$424	$359	$1,372	$1,537
Financial institutions single premium annuities - fixed	370	141	98	287	270	896	1,229
Retail single premium annuities - indexed	147	134	138	172	170	591	943
Retail single premium annuities - fixed	26	17	31	25	25	99	120
Broker dealer single premium annuities - indexed	110	109	100	138	107	457	657
Broker dealer single premium annuities - fixed	5	3	2	17	9	27	32
Pension risk transfer (PRT)	274	99	23	103	158	499	257
Education market - fixed and indexed annuities	25	33	32	39	36	129	164

Subtotal fixed annuity premiums	1,315	868	682	1,205	1,134	4,070	4,939

Variable annuities	4	3	5	5	5	17	21

Total gross annuity premiums	$1,319	$871	$687	$1,210	$1,139	$4,087	$4,960

Less: Reinsurance	(246)	(168)	(78)	—	—	(492)	—

Total net annuity premiums	$1,073	$703	$609	$1,210	$1,139	$3,595	$4,960

Summary by Distribution Channel:
Financial institutions	$728	$473	$356	$711	$629	$2,268	$2,766
Retail	173	151	169	197	195	690	1,063
Broker dealer	115	112	102	155	116	484	689
Other	303	135	60	147	199	645	442

Total gross annuity premiums	$1,319	$871	$687	$1,210	$1,139	$4,087	$4,960

Less: Reinsurance	(246)	(168)	(78)	—	—	(492)	—

Total net annuity premiums	$1,073	$703	$609	$1,210	$1,139	$3,595	$4,960

Summary by Product Type:
Total indexed	$627	$591	$512	$753	$655	$2,483	$3,227
Total fixed	688	277	170	452	479	1,587	1,712
Variable	4	3	5	5	5	17	21

Total gross annuity premiums	$1,319	$871	$687	$1,210	$1,139	$4,087	$4,960

Less: Reinsurance	(246)	(168)	(78)	—	—	(492)	—

Total net annuity premiums	$1,073	$703	$609	$1,210	$1,139	$3,595	$4,960

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Beginning fixed annuity reserves	$41,374	$40,942	$40,260	$40,018	$39,212	$40,018	$36,431
Premiums	1,315	868	682	1,205	1,134	4,070	4,939
Federal Home Loan Bank (“FHLB”) advances (paydowns)	(125)	—	(40)	200	—	35	—
Surrenders, benefits and other withdrawals	(1,058)	(844)	(768)	(794)	(829)	(3,464)	(3,260)
Interest and other annuity benefit expenses:
Cost of funds	208	249	251	253	252	961	982
Embedded derivative marked to market	324	245	601	(647)	276	523	1,100
Unlockings	—	(73)	—	—	—	(73)	(75)
Other	33	(13)	(44)	25	(27)	1	(99)

Ending fixed annuity reserves	$42,071	$41,374	$40,942	$40,260	$40,018	$42,071	$40,018

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$42,071	$41,374	$40,942	$40,260	$40,018	$42,071	$40,018
Impact of unrealized investment gains on reserves	338	394	285	38	225	338	225
Fixed component of variable annuities	164	164	165	165	163	164	163

Annuity benefits accumulated per balance sheet	$42,573	$41,932	$41,392	$40,463	$40,406	$42,573	$40,406

Estimated ceded GAAP reserves (a)	(6,388)	—	—	—	—	(6,388)	—

Annuity benefits accumulated, net of reinsurance	$36,185	$41,932	$41,392	$40,463	$40,406	$36,185	$40,406

Annualized surrenders and other withdrawals as a % of beginning reserves	10.2%	8.3%	7.6%	7.9%	8.5%	8.7%	8.9%

Rider reserves included in ending fixed annuity reserves above	$817	$801	$680	$690	$625	$817	$625

Embedded Derivative liability included in ending fixed annuity reserves above	$3,933	$3,657	$3,675	$3,099	$3,730	$3,933	$3,730

(a)	Includes block and flow deal reserves.

American Financial Group, Inc. Annuity Non-Core Earnings (Losses) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Annuity Non-Core Earnings (Losses):
Stock market impact on:
Liability for guaranteed benefits (a)	$10	$14	$22	$(33)	$12	$13	$34
DAC and sales inducements (b)	4	3	7	(10)	4	4	11
Fair Value (FV) accounting	6	2	9	(21)	8	(4)	23

Subtotal impact of changes in stock market	20	19	38	(64)	24	13	68
Impact of changes in interest rates on FV accounting	(12)	(17)	(100)	29	(4)	(100)	(117)
Other FIA items	(9)	1	3	(3)	4	(8)	3
Reinsurance	(47)	—	—	—	—	(47)	—
Unlockings	—	(46)	—	—	—	(46)	(1)

Annuity Non-Core Earnings (Losses)	$(48)	$(43)	$(59)	$(38)	$24	$(188)	$(47)

							Core = ($11)
Reported as	Non-core	Non-core	Non-core	Non-core	Non-core	Non-core	Non-core = ($36)
Annuity Non-Core Earnings (Losses), net of taxes	$(38)	$(34)	$(47)	$(30)	$19	$(149)	$(29)

Annuity Non-Core Net Spread Earned:
Stock market impact on:
Liability for guaranteed benefits (a)	0.11%	0.14%	0.22%	(0.33%)	0.12%	0.03%	0.09%
DAC and sales inducements (b)	0.05%	0.03%	0.07%	(0.10%)	0.04%	0.01%	0.03%
Fair Value (FV) accounting	0.07%	0.02%	0.09%	(0.21%)	0.08%	(0.01%)	0.06%

Subtotal impact of changes in stock market	0.23%	0.19%	0.38%	(0.64%)	0.24%	0.03%	0.18%
Impact of changes in interest rates on FV accounting	(0.14%)	(0.16%)	(0.99%)	0.29%	(0.04%)	(0.25%)	(0.31%)
Other FIA items	(0.10%)	0.01%	0.03%	(0.03%)	0.04%	(0.02%)	0.01%
Reinsurance	(0.53%)	0.00%	0.00%	0.00%	0.00%	(0.12%)	0.00%
Unlockings	0.00%	(0.45%)	0.00%	0.00%	0.00%	(0.12%)	0.00%

Non-core net spread earned on fixed annuities	(0.54%)	(0.41%)	(0.58%)	(0.38%)	0.24%	(0.48%)	(0.12%)

							Core = (.03%)
Reported as	Non-core	Non-core	Non-core	Non-core	Non-core	Non-core	Non-core = (.09%)

(a)

Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)

Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

American Financial Group, Inc. Reconciliation from Core to GAAP Annuity Pretax Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Annuity Earnings

Core annuity operating earnings - as reported (see page 12a)	$129	$121	$42	$67	$104	$359	$398
Annuity non-core earnings (losses)	(48)	(43)	(59)	(38)	24	(188)	(36)

Earnings before income taxes - GAAP	$81	$78	$(17)	$29	$128	$171	$362

Policy Charges and Other Miscellaneous Income

Policy charges and other miscellaneous income (see page 12a)	$19	$17	$13	$18	$13	$67	$52
Annuity non-core policy charges and other miscellaneous income	—	(5)	—	—	—	(5)	1

Policy Charges and Other Miscellaneous Income - GAAP	$19	$12	$13	$18	$13	$62	$53

Annuity Benefit Expense

Annuity benefits expense (see page 13)	$242	$282	$274	$287	$285	$1,085	$1,107
Annuity non-core annuity benefits	86	(69)	157	(3)	(30)	171	56

Annuity Benefit Expense - GAAP	$328	$213	$431	$284	$255	$1,256	$1,163

Acquisition Expenses
Acquisition expenses (see page 12a)	$68	$64	$62	$71	$65	$265	$256
Annuity non-core acquisition expenses	(38)	107	(98)	41	6	12	(8)

Acquisition Expenses - GAAP	$30	$171	$(36)	$112	$71	$277	$248

Net Spread on Fixed Annuities

Core net spread earned on fixed annuities - as reported (see page 14)	1.42%	1.19%	0.39%	0.69%	1.07%	0.91%	1.05%
Non-core net spread earned on fixed annuities	(0.54%)	(0.41%)	(0.58%)	(0.38%)	0.24%	(0.48%)	(0.09%)

Net Spread on Fixed Annuities	0.88%	0.78%	(0.19%)	0.31%	1.31%	0.43%	0.96%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19

Assets:
Total cash and investments	$52,502	$58,087	$56,741	$53,221	$55,252	$54,207
Recoverables from reinsurers:
Property and Casualty Insurance	3,288	3,324	3,132	3,116	3,133	2,977
Fixed & Indexed Annuities	6,539	229	72	—	—	—
Other	265	266	272	271	282	284
Prepaid reinsurance premiums	768	862	733	708	678	781
Agents’ balances and premiums receivable	1,231	1,384	1,366	1,302	1,335	1,403
Deferred policy acquisition costs	546	497	818	1,573	1,037	964
Assets of managed investment entities	4,971	4,717	4,393	4,026	4,736	4,702
Other receivables	959	1,185	880	981	975	1,187
Variable annuity assets (separate accounts)	664	603	577	497	628	601
Other assets	1,626	1,749	1,676	1,741	1,867	1,754
Goodwill	207	207	207	207	207	207

Total assets	$73,566	$73,110	$70,867	$67,643	$70,130	$69,067

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$10,392	$10,754	$10,321	$10,106	$10,232	$9,847
Unearned premiums	2,803	3,015	2,778	2,808	2,830	2,986
Annuity benefits accumulated	42,573	41,932	41,392	40,463	40,406	39,651
Life, accident and health reserves	607	609	606	607	612	613
Payable to reinsurers	807	977	746	779	814	867
Liabilities of managed investment entities	4,771	4,541	4,236	3,865	4,571	4,523
Long-term debt	1,963	2,108	1,912	1,473	1,473	1,423
Variable annuity liabilities (separate accounts)	664	603	577	497	628	601
Other liabilities	2,197	2,231	2,173	1,998	2,295	2,235

Total liabilities	$66,777	$66,770	$64,741	$62,596	$63,861	$62,746

Shareholders’ equity:
Common stock	$86	$87	$89	$90	$90	$90
Capital surplus	1,281	1,283	1,299	1,309	1,307	1,292
Retained earnings	4,149	3,737	3,685	3,616	4,009	4,022
Unrealized gains — fixed maturities	1,255	1,212	1,030	16	862	920
Unrealized gains (losses) — fixed maturity-related cash flow hedges	41	41	47	44	17	25
Other comprehensive income, net of tax	(23)	(20)	(24)	(28)	(16)	(28)

Total shareholders’ equity	6,789	6,340	6,126	5,047	6,269	6,321

Noncontrolling interests	—	—	—	—	—	—

Total liabilities and equity	$73,566	$73,110	$70,867	$67,643	$70,130	$69,067

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19

Shareholders’ equity	$6,789	$6,340	$6,126	$5,047	$6,269	$6,321
Unrealized (gains) related to fixed maturities	(1,296)	(1,253)	(1,077)	(60)	(879)	(945)

Adjusted shareholders’ equity	5,493	5,087	5,049	4,987	5,390	5,376
Goodwill	(207)	(207)	(207)	(207)	(207)	(207)
Intangibles	(34)	(34)	(37)	(40)	(43)	(45)

Tangible adjusted shareholders’ equity	$5,252	$4,846	$4,805	$4,740	$5,140	$5,124

Common shares outstanding	86.345	87.267	88.659	89.827	90.304	90.127

Book value per share:
Book value per share	$78.62	$72.65	$69.10	$56.18	$69.43	$70.14
Adjusted (a)	63.61	58.29	56.95	55.52	59.70	59.65
Tangible, adjusted (b)	60.82	55.53	54.20	52.77	56.93	56.84

Market capitalization

AFG’s closing common share price	$87.62	$66.98	$63.46	$70.08	$109.65	$107.85

Market capitalization	$7,566	$5,845	$5,626	$6,295	$9,902	$9,720

Price / Adjusted book value ratio	1.38	1.15	1.11	1.26	1.84	1.81

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19

AFG senior obligations	$1,318	$1,318	$1,318	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,318	$1,318	$1,318	$1,018	$1,018	$1,018

AFG subordinated debentures	675	825	625	475	475	425

Total principal amount of long-term debt	$1,993	$2,143	$1,943	$1,493	$1,493	$1,443

Shareholders’ equity	6,789	6,340	6,126	5,047	6,269	6,321
Noncontrolling interests (including redeemable NCI)	—	—	—	—	—	—
Less:
Unrealized (gains) related to fixed maturity investments	(1,296)	(1,253)	(1,077)	(60)	(879)	(945)

Total adjusted capital	$7,486	$7,230	$6,992	$6,480	$6,883	$6,819

Ratio of debt to total adjusted capital:
Including subordinated debt	26.6%	29.6%	27.8%	23.0%	21.7%	21.2%
Excluding subordinated debt	17.6%	18.2%	18.9%	15.7%	14.8%	14.9%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Property and Casualty Insurance

Paid Losses (GAAP)	$758	$646	$601	$751	$727	$2,756	$2,866

	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19
GAAP Equity (excluding AOCI)

Property and Casualty Insurance	$4,458	$4,154	$3,945	$3,800	$4,043	$4,094
Annuity	2,881	2,659	2,579	2,512	2,715	2,613
Parent and other subsidiaries	(1,823)	(1,706)	(1,451)	(1,297)	(1,352)	(1,303)

AFG GAAP Equity (excluding AOCI)	$5,516	$5,107	$5,073	$5,015	$5,406	$5,404

Allowable dividends without regulatory approval

Property and Casualty Insurance	$416	$565	$565	$565	$565	$529
Annuity and Run-off	289	287	287	287	287	768

Total	$705	$852	$852	$852	$852	$1,297

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2020
	Property and Casualty Insurance	Annuity and Run-off (a)	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,408	$1,166	$236	$—	$2,810	5%
Fixed maturities — Available for sale	9,076	34,123	8	—	43,207	82%
Fixed maturities — Trading	24	42	—	—	66	0%
Equity securities — common stocks	438	412	72	—	922	2%
Equity securities — perpetual preferred	379	362	—	—	741	1%
Investments accounted for using the equity method	806	1,075	—	—	1,881	4%
Mortgage loans	377	1,246	—	—	1,623	3%
Policy loans	—	151	—	—	151	0%
Equity index call options	—	825	—	—	825	2%
Real estate and other investments	125	297	54	(200)	276	1%

Total cash and investments	$12,633	$39,699	$370	$(200)	$52,502	100%

	Carrying Value - December 31, 2019
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,387	$746	$181	$—	$2,314	4%
Fixed maturities — Available for sale	8,596	37,899	10	—	46,505	84%
Fixed maturities — Trading	59	54	—	—	113	0%
Equity securities — common stocks	664	553	66	—	1,283	3%
Equity securities — perpetual preferred	397	257	—	—	654	1%
Investments accounted for using the equity method	703	985	—	—	1,688	3%
Mortgage loans	262	1,067	—	—	1,329	2%
Policy loans	—	164	—	—	164	0%
Equity index call options	—	924	—	—	924	2%
Real estate and other investments	122	265	55	(164)	278	1%

Total cash and investments	$12,190	$42,914	$312	$(164)	$55,252	100%

(a)

On January 27, 2021, AFG entered into a definitive agreement to sell its annuity subsidiaries to Mass Mutual (which includes the run-off life and long term care business) in a transaction that is expected to close in Q2 2021. As part of the sale of the annuity business, AFG will retain approximately $500 million in real estate-related partnerships and directly owned real estate.

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$71	$72	$75	$81	$79	$299	$310
Fixed maturities - Trading	—	—	—	1	—	1	3
Equity securities - dividends	7	8	8	10	11	33	49
Equity securities - MTM	8	(3)	2	3	(1)	10	9
Equity in investees	27	27	(15)	11	21	50	64
AFG managed CLOs	6	4	—	(11)	(2)	(1)	1
Other investments (a)	4	5	3	6	13	18	42

Gross investment income	123	113	73	101	121	410	478
Investment expenses	(1)	(2)	(1)	(2)	(1)	(6)	(6)

Total net investment income	$122	$111	$72	$99	$120	$404	$472

Average cash and investments (b)	$12,135	$11,764	$11,454	$11,457	$11,744	$11,760	$11,348

Average yield (c)	4.02%	3.77%	2.51%	3.46%	4.09%	3.44%	4.16%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$352	$394	$402	$403	$406	$1,551	$1,574
Equity securities - dividends	6	7	8	7	8	28	34
Equity securities - MTM	14	(2)	—	5	4	17	17
Equity in investees	34	39	(39)	14	24	48	90
AFG managed CLOs	13	9	2	(25)	(5)	(1)	3
Other investments (a)	19	19	14	19	23	71	81

Gross investment income	438	466	387	423	460	1,714	1,799
Investment expenses	(11)	(4)	(5)	(3)	(4)	(23)	(16)

Total net investment income	$427	$462	$382	$420	$456	$1,691	$1,783

Average cash and investments (b)	$35,538	$40,859	$40,570	$40,073	$39,316	$39,260	$38,216

Average yield (c)	4.81%	4.52%	3.77%	4.19%	4.63%	4.31%	4.67%

AFG consolidated net investment income:
Property & Casualty core	$122	$111	$72	$99	$120	$404	$472
Neon exited lines non-core	—	1	—	(6)	—	(5)	—
Annuity:
Fixed Annuity	427	462	382	420	456	1,691	1,783
Variable Annuity	2	2	2	2	2	8	9
Parent & other	16	9	14	(7)	8	32	43
Consolidate CLOs	(19)	(13)	(2)	36	7	2	(4)

Total net investment income	$548	$572	$468	$544	$593	$2,132	$2,303

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Insurance Companies’ Alternative Investments ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$8	$(3)	$2	$3	$(1)	$10	$9
Investments accounted for using the equity method (b)	27	27	(15)	11	21	50	64
AFG managed CLOs (eliminated in consolidation)	6	4	—	(11)	(2)	(1)	1

Total Property & Casualty	$41	$28	$(13)	$3	$18	$59	$74

Investments
Equity securities MTM through investment income (a)	$129	$109	$95	$86	$71	$129	$71
Investments accounted for using the equity method (b)	806	778	755	736	703	806	703
AFG managed CLOs (eliminated in consolidation)	57	46	39	40	48	57	48

Total Property & Casualty	$992	$933	$889	$862	$822	$992	$822

Annualized Yield - Property & Casualty	17.0%	12.3%	(5.9%)	1.4%	9.2%	6.6%	10.3%

Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$14	$(2)	$—	$5	$4	$17	$17
Investments accounted for using the equity method (b)	34	39	(39)	14	24	48	90
AFG managed CLOs (eliminated in consolidation)	13	9	2	(25)	(5)	(1)	3

Total Fixed Annuity	$61	$46	$(37)	$(6)	$23	$64	$110

Investments
Equity securities MTM through investment income (a)	$205	$186	$168	$160	$142	$205	$142
Investments accounted for using the equity method (b)	1,075	1,063	1,026	1,027	985	1,075	985
AFG managed CLOs (eliminated in consolidation)	143	129	118	120	116	143	116

Total Fixed Annuity	$1,423	$1,378	$1,312	$1,307	$1,243	$1,423	$1,243

Annualized Yield - Fixed Annuity	17.4%	13.7%	(11.3%)	(1.9%)	7.7%	4.8%	9.7%

Combined:
Net Investment Income
Equity securities MTM through investment income (a)	$22	$(5)	$2	$8	$3	$27	$26
Investments accounted for using the equity method (b)	61	66	(54)	25	45	98	154
AFG managed CLOs (eliminated in consolidation)	19	13	2	(36)	(7)	(2)	4

Total Combined	$102	$74	$(50)	$(3)	$41	$123	$184

Investments
Equity securities MTM through investment income (a)	$334	$295	$263	$246	$213	$334	$213
Investments accounted for using the equity method (b)	1,881	1,841	1,781	1,763	1,688	1,881	1,688
AFG managed CLOs (eliminated in consolidation)	200	175	157	160	164	200	164

Total Combined	$2,415	$2,311	$2,201	$2,169	$2,065	$2,415	$2,065

Annualized Yield - Combined	17.3%	13.1%	(9.2%)	(0.6%)	8.3%	5.5%	10.0%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

December 31, 2020	Book Value (b)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$232	$243	$11	0%	0%
States, municipalities and political subdivisions	5,264	5,748	484	13%	11%
Foreign government	224	232	8	0%	0%
Residential mortgage-backed securities	2,810	3,056	246	7%	6%
Commercial mortgage-backed securities	748	790	42	2%	1%
Collateralized loan obligations	4,543	4,553	10	11%	9%
Other asset-backed securities	7,120	7,223	103	17%	14%
Corporate and other bonds	19,493	21,428	1,935	50%	41%

Total AFG consolidated	$40,434	$43,273	$2,839	100%	82%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.02%
Net of investment expense (a)	3.91%

Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	3.5 years

December 31, 2019	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$203	$213	$10	1%	0%
States, municipalities and political subdivisions	6,628	6,987	359	15%	12%
Foreign government	209	211	2	0%	0%
Residential mortgage-backed securities	2,901	3,161	260	7%	6%
Commercial mortgage-backed securities	896	927	31	2%	2%
Collateralized loan obligations	4,307	4,280	(27)	9%	8%
Other asset-backed securities	6,992	7,128	136	15%	13%
Corporate and other bonds	22,501	23,711	1,210	51%	43%

Total AFG consolidated	$44,637	$46,618	$1,981	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.48%
Net of investment expense (a)	4.44%

Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Book Value is amortized cost, net of allowance for expected credit losses.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	December 31, 2020				December 31, 2019
Property and Casualty Insurance:	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$192	$198	$6	2%	$165	$167	$2	2%
States, municipalities and political subdivisions	2,196	2,312	116	25%	2,524	2,614	90	30%
Foreign government	193	197	4	2%	178	177	(1)	2%
Residential mortgage-backed securities	858	907	49	10%	990	1,051	61	12%
Commercial mortgage-backed securities	89	92	3	1%	89	92	3	1%
Collateralized loan obligations	1,062	1,062	—	12%	906	901	(5)	11%
Other asset-backed securities	2,033	2,047	14	23%	1,727	1,741	14	20%
Corporate and other bonds	2,200	2,285	85	25%	1,861	1,912	51	22%

Property and Casualty Insurance	$8,823	$9,100	$277	100%	$8,440	$8,655	$215	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.31%				3.94%
Net of investment expense (a)	3.24%				3.90%
Tax equivalent, net of investment expense (b)	3.38%				4.05%

Approximate average life and duration:
Approximate average life	4 years				4.5 years
Approximate duration	3 years				3 years

	December 31, 2020				December 31, 2019
Annuity and Run-off (c):	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$40	$45	$5	0%	$38	$46	$8	0%
States, municipalities and political subdivisions	3,068	3,436	368	10%	4,104	4,373	269	12%
Foreign government	31	35	4	0%	31	34	3	0%
Residential mortgage-backed securities	1,951	2,141	190	7%	1,909	2,100	191	6%
Commercial mortgage-backed securities	659	698	39	2%	807	835	28	2%
Collateralized loan obligations	3,481	3,491	10	10%	3,401	3,379	(22)	9%
Other asset-backed securities	5,087	5,176	89	15%	5,265	5,387	122	14%
Corporate and other bonds	17,293	19,143	1,850	56%	20,640	21,799	1,159	57%

Total Annuity and Run-off	$31,610	$34,165	$2,555	100%	$36,195	$37,953	$1,758	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.54%				4.59%
Net of investment expense (a)	4.41%				4.55%
Approximate average life and duration:
Approximate average life	5.5 years				6 years
Approximate duration	4 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.
(c)

On January 27, 2021, AFG entered into a definitive agreement to sell its annuity subsidiaries to Mass Mutual (which includes the run-off life and long term care business) in a transaction that is expected to close in Q2 2021.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	December 31, 2020
By Credit Rating (a)	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$9,190	$9,455	$265	22%
AA	6,897	7,319	422	17%
A	7,636	8,334	698	19%
BBB	11,951	13,168	1,217	30%

Subtotal - Investment grade	35,674	38,276	2,602	88%

BB	872	888	16	2%
B	266	264	(2)	1%
Other (b)	3,622	3,845	223	9%

Subtotal - Non-Investment grade	4,760	4,997	237	12%

Total	$40,434	$43,273	$2,839	100%

97%	of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2019
By Credit Rating (a)	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$8,854	$9,010	$156	19%
AA	8,615	8,957	342	19%
A	10,456	10,983	527	24%
BBB	12,759	13,465	706	29%

Subtotal - Investment grade	40,684	42,415	1,731	91%

BB	714	724	10	2%
B	186	183	(3)	0%
Other (b)	3,053	3,296	243	7%

Subtotal - Non-Investment grade	3,953	4,203	250	9%

Total	$44,637	$46,618	$1,981	100%

98%	of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See pages 32 and 33 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

December 31, 2020	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$487	$494	$7	13%	1%
Prime (Non-Agency)	1,297	1,403	106	36%	3%
Alt-A	757	860	103	22%	1%
Subprime	269	299	30	8%	1%
Commercial	748	790	42	21%	1%

Total AFG consolidated	$3,558	$3,846	$288	100%	7%

-	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.
-	The average amortized cost as a percent of par is—Prime 89%; Alt-A 80%; Subprime 82%; CMBS 98%.
-	The average FICO score of our residential MBS securities is—Prime 744; Alt-A 693; Subprime 631.
-	96% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 38%.
-	The approximate average life by collateral type is—Residential 3.5 years; Commercial 3 years.

December 31, 2019	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$549	$552	$3	13%	1%
Prime (Non-Agency)	1,157	1,264	107	31%	2%
Alt-A	897	1,015	118	25%	2%
Subprime	298	330	32	8%	1%
Commercial	896	927	31	23%	2%

Total AFG consolidated	$3,797	$4,088	$291	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	December 31, 2020
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$242	$246	$4	25%	2%
Prime (Non-Agency)	324	336	12	34%	2%
Alt-A	189	213	24	21%	2%
Subprime	103	112	9	11%	1%
Commercial	89	92	3	9%	1%

Total	$947	$999	$52	100%	8%

	December 31, 2019
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$315	$317	$2	28%	3%
Prime (Non-Agency)	279	292	13	26%	2%
Alt-A	265	299	34	26%	2%
Subprime	131	143	12	12%	1%
Commercial	89	92	3	8%	1%

Total	$1,079	$1,143	$64	100%	9%

Annuity and Run-off (a):	December 31, 2020
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$245	$248	$3	9%	0%
Prime (Non-Agency)	972	1,059	87	37%	3%
Alt-A	568	647	79	23%	2%
Subprime	166	187	21	6%	0%
Commercial	659	698	39	25%	2%

Total	$2,610	$2,839	$229	100%	7%

	December 31, 2019
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$234	$235	$1	8%	1%
Prime (Non-Agency)	876	962	86	33%	2%
Alt-A	632	716	84	25%	2%
Subprime	167	187	20	6%	0%
Commercial	807	835	28	28%	2%

Total	$2,716	$2,935	$219	100%	7%

(a)

On January 27, 2021, AFG entered into a definitive agreement to sell its annuity subsidiaries to Mass Mutual (which includes the run-off life and long term care business) in a transaction that is expected to close in Q2 2021.

Appendix A

American Financial Group, Inc.

Components of Core Operating Earnings As Reported

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	12/31/20	12/31/19
Core operating earnings before alternative investments marked to market
Property and Casualty Insurance core operating earnings before alternative investments marked to market	$233	$177	$129	$178	$181	$717	$679
Annuity Pretax core operating earnings before alternative investments marked to market	77	81	84	79	84	321	298
Interest expense of parent holding companies	(24)	(24)	(23)	(17)	(18)	(88)	(68)
Other expense	(33)	(28)	(20)	(20)	(32)	(101)	(106)

Pre-tax core operating earnings before alternative investments marked to market	253	206	170	220	215	849	803
Income tax expense	57	43	31	42	42	173	156

Core net operating earnings before alternative investments marked to market	$196	$163	$139	$178	$173	$676	$647

Alternative investments marked to market through core operating earnings, net of DAC
Property and Casualty Insurance alternative investments marked to market	$41	$28	$(13)	$3	$18	$59	$74
Annuity alternative investments marked to market, net of DAC	52	40	(42)	(12)	20	38	100

Core pre-tax alternative investments marked to market, net of DAC	93	68	(55)	(9)	38	97	174
Income tax expense	20	14	(11)	(2)	8	21	37

Alternative investments marked to market through core operating earnings, net of DAC	$73	$54	$(44)	$(7)	$30	$76	$137

Core operating earnings as reported
Property and Casualty Insurance operating earnings	$274	$205	$116	$181	$199	$776	$753
Annuity operating earnings	129	121	42	67	104	359	398
Interest expense of parent holding companies	(24)	(24)	(23)	(17)	(18)	(88)	(68)
Other expense	(33)	(28)	(20)	(20)	(32)	(101)	(106)

Pre-tax core operating earnings as reported	346	274	115	211	253	946	977
Income tax expense	77	57	20	40	50	194	193

Core net operating earnings as reported	$269	$217	$95	$171	$203	$752	$784

Average number of diluted shares	87.156	88.546	89.997	91.138	91.274	89.202	91.024

Diluted core net operating earnings per share:
Core net operating earnings before alternative investments marked to market per share	$2.25	$1.84	$1.53	$1.96	$1.90	$7.58	$7.11
Core alternative investments marked to market through core operating earnings, net of DAC per share	0.84	0.61	(0.48)	(0.08)	0.32	0.86	1.51

Core net operating earnings as reported per share	$3.09	$2.45	$1.05	$1.88	$2.22	$8.44	$8.62

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2020 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$234	$1,727	$179	$1,271	$649	$3,306	$1,936	$153	$9,455	22%
AA	9	3,564	35	123	19	947	1,896	726	7,319	17%
A	—	348	—	269	13	254	1,494	5,956	8,334	19%
BBB	—	46	1	70	75	31	966	11,979	13,168	30%

Subtotal - Investment grade	243	5,685	215	1,733	756	4,538	6,292	18,814	38,276	88%
BB	—	10	—	47	32	—	15	784	888	2%
B	—	—	—	85	—	—	42	137	264	1%
CCC, CC, C	—	—	—	496	2	—	4	40	542	1%
D	—	—	—	166	—	—	—	—	166	1%

Subtotal - Non-Investment grade	—	10	—	794	34	—	61	961	1,860	5%
Not Rated (b)	—	53	17	529	—	15	870	1,653	3,137	7%

Total	$243	$5,748	$232	$3,056	$790	$4,553	$7,223	$21,428	$43,273	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$228	$5,691	$211	$2,939	$749	$4,506	$6,188	$8,227	$28,739	66%
2	—	47	—	28	9	31	969	12,086	13,170	31%

Subtotal	228	5,738	211	2,967	758	4,537	7,157	20,313	41,909	97%
3	—	9	—	28	32	—	15	806	890	2%
4	—	—	—	11	—	—	40	212	263	1%
5	—	—	—	38	—	15	6	90	149	0%
6	15	—	—	4	—	—	—	4	23	0%

Subtotal	15	9	—	81	32	15	61	1,112	1,325	3%
No designation (c)	—	1	21	8	—	1	5	3	39	0%

Total	$243	$5,748	$232	$3,056	$790	$4,553	$7,223	$21,428	$43,273	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 99% are NAIC 1.

For Corp/Oth, 88% are NAIC 1, 4% NAIC 2, 3% NAIC 3, 3% NAIC 4, 2% NAIC 5.

For Total, 91% are NAIC 1, 2% NAIC 2, 2% NAIC 3, 2% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix C American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2019 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$204	$2,086	$134	$1,184	$773	$2,921	$1,529	$179	$9,010	19%
AA	9	4,325	52	131	20	1,074	1,779	1,567	8,957	19%
A	—	418	8	250	16	241	1,983	8,067	10,983	24%
BBB	—	95	3	115	78	27	742	12,405	13,465	29%

Subtotal - Investment grade	213	6,924	197	1,680	887	4,263	6,033	22,218	42,415	91%
BB	—	9	—	74	32	—	13	596	724	2%
B	—	—	1	97	5	—	4	76	183	0%
CCC, CC, C	—	—	—	544	3	—	4	42	593	1%
D	—	—	—	185	—	—	—	1	186	0%

Subtotal - Non-Investment grade	—	9	1	900	40	—	21	715	1,686	3%
Not Rated (b)	—	54	13	581	—	17	1,074	778	2,517	6%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$191	$6,875	$172	$3,030	$883	$4,232	$6,308	$10,310	$32,001	69%
2	—	95	—	29	9	26	770	12,518	13,447	29%

Subtotal	191	6,970	172	3,059	892	4,258	7,078	22,828	45,448	98%
3	—	9	—	29	32	—	13	601	684	2%
4	—	—	—	16	—	—	4	146	166	0%
5	—	—	—	21	3	18	4	92	138	0%
6	15	—	—	5	—	—	15	5	40	0%

Subtotal	15	9	—	71	35	18	36	844	1,028	2%
No designation (c)	7	8	39	31	—	4	14	39	142	0%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 3% NAIC 4, 3% NAIC 5 and 1% NAIC 6.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2020 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$20	$—	$21	$32	$—	$—	$—	$—	$—	$—	$79	$—	$—	$—	$1	$153	1%
AA	91	60	112	42	84	112	69	93	—	1	—	—	—	—	—	23	—	18	21	726	3%
A	1,729	238	839	608	401	190	264	153	243	250	309	21	138	102	149	71	67	16	168	5,956	28%
BBB	3,276	735	968	786	810	907	685	498	406	308	266	491	346	397	288	232	144	126	310	11,979	56%

Subtotal	5,096	1,033	1,919	1,436	1,315	1,209	1,039	776	649	559	575	512	484	499	516	326	211	160	500	18,814	88%

BB	42	31	25	10	69	156	62	82	38	33	14	31	22	48	3	57	20	40	1	784	3%
B	—	—	1	—	5	20	14	11	60	—	—	9	—	—	—	2	10	5	—	137	1%
CCC, CC, C	—	2	—	—	9	—	2	7	—	—	—	4	—	—	—	5	—	11	—	40	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	42	33	26	10	83	176	78	100	98	33	14	44	22	48	3	64	30	56	1	961	4%

Not Rated (b)	15	1,330	13	—	25	—	28	72	46	4	1	7	42	—	—	24	—	8	38	1,653	8%

Total	$5,153	$2,396	$1,958	$1,446	$1,423	$1,385	$1,145	$948	$793	$596	$590	$563	$548	$547	$519	$414	$241	$224	$539	$21,428	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
1	$1,827	$1,593	$958	$650	$521	$278	$373	$310	$242	$250	$339	$21	$138	$97	$228	$117	$67	$18	$200	$8,227	38%
2	3,279	759	973	786	811	931	694	496	406	313	236	497	379	402	288	232	144	125	335	12,086	57%

Subtotal	5,106	2,352	1,931	1,436	1,332	1,209	1,067	806	648	563	575	518	517	499	516	349	211	143	535	20,313	95%

3	47	29	17	10	61	155	58	90	61	32	14	31	22	48	3	58	20	49	1	806	4%
4	—	12	9	—	6	20	18	21	84	—	—	9	—	—	—	2	10	21	—	212	1%
5	—	2	1	—	22	1	2	31	—	1	—	5	9	—	—	5	—	11	—	90	0%
6	—	1	—	—	2	—	—	—	—	—	1	—	—	—	—	—	—	—	—	4	0%

Subtotal	47	44	27	10	91	176	78	142	145	33	15	45	31	48	3	65	30	81	1	1,112	5%

No designation (c)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3	3	0%

Total	$5,153	$2,396	$1,958	$1,446	$1,423	$1,385	$1,145	$948	$793	$596	$590	$563	$548	$547	$519	$414	$241	$224	$539	$21,428	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 98% are NAIC 1 and 99% are NAIC 1 or 2.

For the Total, 88% are NAIC 1, 4% NAIC 2, 3% NAIC 3, 3% NAIC 4, 2% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix E American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2019 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$48	$—	$20	$29	$—	$—	$—	$—	$—	$—	$78	$—	$—	$—	$4	$179	1%
AA	219	72	308	205	146	204	98	114	—	1	—	—	—	35	—	22	46	20	77	1,567	7%
A	2,482	326	921	775	471	260	425	258	352	333	450	44	112	278	176	89	166	18	131	8,067	34%
BBB	2,691	656	1,034	576	862	1,199	753	673	845	424	291	556	454	334	264	209	133	206	245	12,405	52%

Subtotal	5,392	1,054	2,263	1,556	1,527	1,663	1,296	1,074	1,197	758	741	600	566	647	518	320	345	244	457	22,218	94%

BB	3	29	15	17	75	102	50	89	75	11	19	46	3	4	4	—	10	44	—	596	3%
B	—	—	1	—	4	—	18	22	—	—	—	16	5	—	—	—	—	10	—	76	0%
CCC, CC, C	—	1	—	—	9	1	—	2	—	—	—	—	—	—	—	12	—	17	—	42	0%
D	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	3	30	16	17	88	104	68	113	75	11	19	62	8	4	4	12	10	71	—	715	3%

Not Rated (b)	33	486	14	7	1	2	34	97	20	5	—	8	50	—	2	13	—	4	2	778	3%

Total	$5,428	$1,570	$2,293	$1,580	$1,616	$1,769	$1,398	$1,284	$1,292	$774	$760	$670	$624	$651	$524	$345	$355	$319	$459	$23,711	100%

	Fair Value By Industry
NAIC designation	Banking	Other Financials	Insurance	Asset Managers	Technology	Energy	Healthcare	Consumer	REITs	Capital Goods	Utilities	Basic Industry	Media	Autos	Communications	Retailers	Aviation	Restaurants, Hospitality & Leisure	Other	Total	% Total
1	$2,712	$842	$1,235	$950	$663	$440	$562	$448	$349	$330	$449	$64	$112	$348	$253	$124	$213	$22	$194	$10,310	43%
2	2,712	675	1,031	606	862	1,222	767	688	859	428	291	552	454	298	263	209	129	224	248	12,518	53%

Subtotal	5,424	1,517	2,266	1,556	1,525	1,662	1,329	1,136	1,208	758	740	616	566	646	516	333	342	246	442	22,828	96%

3	3	28	15	17	66	103	50	98	84	10	19	38	3	4	4	—	13	46	—	601	3%
4	—	13	11	—	6	—	16	27	—	—	—	16	47	—	—	—	—	10	—	146	1%
5	—	11	—	7	16	1	2	17	—	1	—	—	7	—	2	11	—	17	—	92	0%
6	—	—	—	—	1	3	—	—	—	—	—	—	—	—	—	1	—	—	—	5	0%

Subtotal	3	52	26	24	89	107	68	142	84	11	19	54	57	4	6	12	13	73	—	844	4%

No designation (c)	1	1	1	—	2	—	1	6	—	5	1	—	1	1	2	—	—	—	17	39	0%

Total	$5,428	$1,570	$2,293	$1,580	$1,616	$1,769	$1,398	$1,284	$1,292	$774	$760	$670	$624	$651	$524	$345	$355	$319	$459	$23,711	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	74% are NAIC 1, 9% NAIC 2, 3% NAIC 3, 8% NAIC 4, 6% NAIC 5.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2020 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$835	$427	$—	$88	$56	$156	$374	$1,936	27%
AA	317	1,126	147	—	19	98	—	—	90	—	99	1,896	26%
A	78	363	22	559	3	11	154	—	48	2	254	1,494	21%
BBB	—	45	559	12	—	—	170	102	—	2	76	966	13%

Subtotal	395	1,534	728	571	857	536	324	190	194	160	803	6,292	87%

BB	—	1	—	—	—	—	9	—	—	5	—	15	0%
B	10	—	—	—	—	—	30	—	—	—	2	42	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	1	4	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	10	1	—	—	—	—	39	—	—	8	3	61	1%

Not Rated (b)	783	—	—	—	—	—	7	—	—	—	80	870	12%

Total	$1,188	$1,535	$728	$571	$857	$536	$370	$190	$194	$168	$886	$7,223	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$1,178	$1,489	$169	$559	$857	$535	$154	$88	$194	$159	$806	$6,188	86%
2	3	45	559	12	—	—	170	102	—	1	77	969	13%

Subtotal	1,181	1,534	728	571	857	535	324	190	194	160	883	7,157	99%

3	—	1	—	—	—	—	9	—	—	5	—	15	0%
4	7	—	—	—	—	—	30	—	—	—	3	40	1%
5	—	—	—	—	—	—	3	—	—	3	—	6	0%
6	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	7	1	—	—	—	—	42	—	—	8	3	61	1%

No designation (d)	—	—	—	—	—	1	4	—	—	—	—	5	0%

Total	$1,188	$1,535	$728	$571	$857	$536	$370	$190	$194	$168	$886	$7,223	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	99% of not rated securities are NAIC 1.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix G American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2019 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$460	$367	$—	$167	$64	$157	$314	$1,529	22%
AA	311	990	92	—	52	106	—	34	110	—	84	1,779	25%
A	78	326	22	602	—	11	442	—	17	3	482	1,983	28%
BBB	10	53	599	—	—	—	—	38	—	1	41	742	10%

Subtotal	399	1,369	713	602	512	484	442	239	191	161	921	6,033	85%

BB	—	1	—	—	—	—	7	—	—	5	—	13	0%
B	—	—	—	—	—	—	—	—	—	—	4	4	0%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	1	4	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	7	—	—	8	5	21	0%

Not Rated (b)	1,060	—	—	—	—	—	14	—	—	—	—	1,074	15%

Total	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$7,128	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$1,421	$1,314	$114	$601	$511	$482	$442	$201	$189	$159	$874	$6,308	89%
2	38	53	599	—	—	—	—	38	—	2	40	770	11%

Subtotal	1,459	1,367	713	601	511	482	442	239	189	161	914	7,078	100%

3	—	1	—	—	—	—	7	—	—	5	—	13	0%
4	—	—	—	—	—	—	—	—	—	—	4	4	0%
5	—	—	—	—	—	—	—	—	—	3	1	4	0%
6	—	—	—	—	—	—	14	—	—	—	1	15	0%

Subtotal	—	1	—	—	—	—	21	—	—	8	6	36	0%

No designation (d)	—	2	—	1	1	2	—	—	2	—	6	14	0%

Total	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$7,128	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	99% of not rated securities are NAIC 1 or 2.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2020 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)

Multi-family	$793	81%	96%	98%
Fund Investments	106	11%	—	—
Student Housing	28	3%	77%	94%
Land - Development	17	2%	—	—
QOZ Fund - Development	16	1%	—	—
Office	15	1%	88%	100%
Hospitality	8	1%	—	—

Total	$983	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt

Marinas	$63	39%	$—
Resort & Marina	56	34%	—
Hotel	23	14%	—
Office Building	17	10%	—
Land	4	3%	—

Total	$163	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value (d)

Multifamily	716	44%	64%
Hospitality	622	39%	56%
Office	249	15%	65%
Retail	22	1%	57%
Other	14	1%	58%

Total	$1,623	100%	61%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.88 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/20
(c)	Collections for October - December
(d)	Based on most recent property appraisals, the vast majority of which are prior to March 2020.

Appendix I American Financial Group, Inc. Real Estate-Related Investments 12/31/2019 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)

Multi-family	$589	77%	96%	99%
Fund Investments	100	13%
Student Housing	30	4%	94%	98%
Land - Development	20	2%
QOZ Fund - Development	16	2%
Office	14	2%	90%	100%

Total	$769	100%

Real Estate

Property Type	Book Value	%of Book Value	Debt
Marinas	$63	37%	$—
Resort & Marina	59	35%	—
Hotel	22	13%	—
Office Building	20	12%	—
Land	5	3%	—

Total	$169	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Hospitality	575	43%	56%
Multifamily	392	30%	62%
Office	253	19%	65%
Retail	61	4%	59%
Other	48	4%	50%

Total	$1,329	100%	59%

(a)	Total investments accounted for using the equity method is $1.69 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/19
(c)	Collections for October - December